September 21, 2020

SUPPLEMENT TO

HARTFORD Disciplined equity HLS FUND class IC PROSPECTUS

DATED JUNE 23, 2020

This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.

(1)	Effective immediately, the first sentence under the ticker table on the cover page of the above referenced Statutory Prospectus is deleted in its entirety.

(2)	Effective immediately, under the heading “Hartford Disciplined Equity HLS Fund Summary Section -Your Expenses” in the above referenced Statutory Prospectus, the Annual Fund Operating Expenses table and the expense example are deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	IC
Management fees(1)	0.57%
Distribution and/or service (12b-1) fees	0.25%
Total other expenses(2)	0.29%
Administrative services fee	0.25%
Other expenses	0.04%
Total annual fund operating expenses	1.11%
(1)	“Management fees” have been restated to reflect current fees.
(2)	“Total other expenses” are estimated for the current fiscal year.

Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	You invest $10,000
•	Your investment has a 5% return each year
•	The Fund’s operating expenses remain the same
•	You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:

Share Class	Year 1	Year 3	Year 5	Year 10
IC	$113	$353	$612	$1,352

(3)	Effective immediately, under the heading “Hartford Disciplined Equity HLS Fund Summary Section –Purchase and Sale of Fund Shares” in the above referenced Statutory Prospectus, the first paragraph is deleted.

(4)	Effective immediately, under the heading “The Investment Manager and Sub-Adviser - Management Fee” in the above referenced Statutory Prospectus, footnote one to the effective management fee table is deleted and replaced with the following:

(1) Effective September 18, 2020, the management fee set forth in the investment management agreement with respect to the Disciplined Equity HLS Fund is 0.6000% of the first $1 billion, 0.5500% of the next $4 billion, 0.5300% of the next $5 billion, and 0.5000% in excess of $10 billion annually of the Fund’s average daily net assets. From January 1, 2020 through September 17, 2020, the management fee set forth in the investment management agreement with respect to the Disciplined Equity HLS Fund was 0.7500% of the first $250 million, 0.6500% of the next $250 million, 0.6000% of the next $500 million, 0.5800% of the next $4 billion, 0.5700% of the next $5 billion, and 0.5600% in excess of $10 billion annually of the Fund’s average daily net assets. From January 1, 2019 through December 31, 2019, the management fee set forth in the investment management agreement with respect to the Disciplined Equity HLS Fund was 0.7750% of the first $250 million, 0.7250% of the next $250 million, 0.6750% of the next $500 million, 0.6250% of the next $4 billion, 0.6225% of the next $5 billion, and 0.6200% in excess of $10 billion annually of the Fund’s average daily net assets.

(5)	Effective immediately, under the heading “Performance Notes” in the above referenced Statutory Prospectus, the following is added:

The inception date of Class IC shares of the Fund is the close of business on September 18, 2020.

HV-7558	September 2020